SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2012

SUFFOLK BANCORP

(Exact name of registrant as specified in its charter)

New York	000-13580	11-2708279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 West Second Street, Riverhead, New York, 11901

(Address of principal executive offices) (Zip Code)

(631) 208-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On September 18, 2012, Suffolk Bancorp, a New York corporation (the “Company”), entered into separate Securities Purchase Agreements (collectively, the “SPAs”) with institutional investors (collectively, the “Investors”), pursuant to which the Company sold 1,783,000 shares in the aggregate (the “Shares”) of Company common stock in a private placement to the Investors at a price per Share of $13.50, in exchange for aggregate cash consideration of approximately $24 million.  The sale of the Shares to the Investors was completed on September 19, 2012.

Pursuant to the SPAs, the Company agreed to file with the Securities and Exchange Commission within 60 days a registration statement covering resales of the Shares by the Investors.  The SPAs also provide the Investors with customary demand registration rights and piggyback registration rights, subject to the limitations set forth in the SPAs.

The foregoing description of the SPAs is a summary and is qualified in its entirety by reference to the form of SPA attached as Exhibit 10.1 hereto and incorporated herein by reference.

On September 18, 2012, the Company also entered into Securities Purchase Agreements with certain of its directors and officers, pursuant to which the Company agreed to sell an aggregate of approximately $900,000 of shares of Company common stock, at the higher of $13.50 per share and the market price per share (together with the sale of the Shares to the Investors, the “Investments”).   The directors and officers were not granted registration rights.

Loan Purchase Agreements

On September 19, 2012, The Suffolk County National Bank of Riverhead, a national banking association and wholly owned subsidiary of the Company (the “Bank”), entered into separate Loan Purchase Agreements (the “LPAs”) with purchasers, pursuant to which the Bank sold a portfolio of loans for aggregate proceeds of approximately $31 million (collectively, the “Loan Sales”). The Loan Sales were completed on September 19, 2012. The foregoing description of the LPAs is a summary and is qualified in its entirety by reference to the form of LPA attached as Exhibit 10.2 hereto and incorporated herein by reference.

A copy of the press release relating to the Investments and the Loan Sales is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 3.02.       Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 under the heading “Securities Purchase Agreements” is incorporated herein by reference.  The issuance and sale of the shares of Company common stock is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act.

Item 9.01.       Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement, dated as of September 18, 2012, by and between Suffolk Bancorp and the investor signatory thereto.
10.2	Form of Loan Purchase Agreement, dated as of September 19, 2012, by and between The Suffolk County National Bank of Riverhead and the purchaser signatory thereto.
99.1	Press Release of Suffolk Bancorp, dated September 20, 2012.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

SUFFOLK BANCORP

Date: September 20, 2012	By: /s/ Howard C. Bluver __________
Howard C. Bluver President & Chief Executive Officer

Exhibit Index

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement, dated as of September 18, 2012, by and between Suffolk Bancorp and the investor signatory thereto.
10.2	Form of Loan Purchase Agreement, dated as of September 19, 2012, by and between The Suffolk County National Bank of Riverhead and the purchaser signatory thereto.
99.1	Press Release of Suffolk Bancorp, dated September 20, 2012.